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EXHIBIT 99.1 SIGNATURES OF THE REPORTING PERSONS



TH LEE PUTNAM VENTURES, L.P.

By:    TH Lee Putnam Fund Advisors, L.P., its
       general partner

By:    TH Lee Putnam Fund Advisors, LLC, its
       general partner


By:    /s/ James Brown                              4/21/04
       --------------------------------------------------------------
       Signature of Reporting Person**              Date
       Name: James Brown
       Title: Managing Director


TH LEE PUTNAM PARALLEL VENTURES, L.P.

By:    TH Lee Putnam Fund Advisors, L.P., its
       general partner

By:    TH Lee Putnam Fund Advisors, LLC, its
       general partner


By:    /s/ James Brown                              4/21/04
       --------------------------------------------------------------
       Signature of Reporting Person**              Date
       Name: James Brown
       Title: Managing Director


TH LEE PUTNAM FUND ADVISORS, L.P.

By:    TH Lee Putnam Fund Advisors, LLC, its
       general partner


By:    /s/ James Brown                              4/21/04
       --------------------------------------------------------------
       Signature of Reporting Person**              Date
       Name: James Brown
       Title: Managing Director


TH LEE PUTNAM FUND ADVISORS, LLC


By:    /s/ James Brown                              4/21/04
       --------------------------------------------------------------
       Signature of Reporting Person**              Date
       Name: James Brown
       Title: Managing Director
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CONTINUED


TH LEE GLOBAL INTERNET MANAGERS, L.P.

By:    TH Lee Global Internet Advisors, LLC


By:    /s/ James Brown                              4/21/04
       --------------------------------------------------------------
       Signature of Reporting Person**              Date
       Name: James Brown
       Title: Managing Director


TH LEE GLOBAL INTERNET ADVISORS, LLC


By:    /s/ James Brown                              4/21/04
       --------------------------------------------------------------
       Signature of Reporting Person**              Date
       Name: James Brown
       Title: Managing Director


THLi COINVESTMENT PARTNERS, LLC

By:    TH Lee Putnam Fund Advisors, L.P., its
       general partner

By:    TH Lee Putnam Fund Advisors, LLC, its
       general partner


By:    /s/ James Brown                              4/21/04
       --------------------------------------------------------------
       Signature of Reporting Person**              Date
       Name: James Brown
       Title: Managing Director


BLUESTAR I, LLC


By:    /s/ Thomas H. Lee                            4/21/04
       --------------------------------------------------------------
       Signature of Reporting Person**              Date
       Name: Thomas H. Lee
       Title: Managing Member


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